UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22080

                      First Trust Dividend and Income Fund
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                     Date of reporting period: May 31, 2015
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST

                                  SEMI-ANNUAL
                                     REPORT
                            FOR THE SIX MONTHS ENDED
                                  MAY 31, 2015

                                  FIRST TRUST
                                  DIVIDEND AND
                                     INCOME
                                      FUND
                                     (FAV)

                         CHARTWELL INVESTMENT PARTNERS
                           -------------------------
                   Institutional and Private Asset Management

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2015

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................  15
Statement of Operations.....................................................  16
Statements of Changes in Net Assets.........................................  17
Statement of Cash Flows.....................................................  18
Financial Highlights........................................................  19
Notes to Financial Statements...............................................  20
Additional Information......................................................  27


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Chartwell Investment Partners, Inc. ("Chartwell" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Dividend and Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                  MAY 31, 2015

Dear Shareholders:

Thank you for your investment in First Trust Dividend and Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report which contains detailed information about your investment for the six months ended May 31, 2015, including a portfolio commentary from the Fund's management team, a performance analysis and a market and Fund outlook. Additionally, First Trust has compiled the Fund's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, for the six months covered by this report, some economic and global factors, including the continued conflict in the Middle East and a sharp decline in oil prices, created volatility in the U.S. and global markets. Another factor that has impacted markets is the fact that many economists are predicting the Federal Reserve will begin to raise interest rates this year.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
"AT A GLANCE"
AS OF MAY 31, 2015 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                               FAV
Common Share Price                                            $8.74
Common Share Net Asset Value ("NAV")                         $10.10
Premium (Discount) to NAV                                    (13.47)%
Net Assets Applicable to Common Shares                  $83,385,126
Current Quarterly Distribution per Common Share (1)         $0.1700
Current Annualized Distribution per Common Share            $0.6800
Current Distribution Rate on Closing Common Share Price (2)    7.78%
Current Distribution Rate on NAV (2)                           6.73%
-------------------------------------------------------------------

-----------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------------
            Common Share Price    NAV
5/14              $9.12          $10.17
                   9.24           10.29
                   9.21           10.30
                   9.43           10.46
6/14               9.35           10.46
                   9.45           10.56
                   9.49           10.46
                   9.47           10.50
7/14               9.38           10.27
                   9.01           10.04
                   9.00           10.03
                   9.23           10.19
                   9.22           10.29
8/14               9.29           10.40
                   9.24           10.39
                   9.18           10.30
                   9.28           10.40
9/14               9.11           10.23
                   9.05           10.15
                   8.80            9.83
                   8.61            9.78
                   8.90            9.95
10/14              9.11           10.16
                   9.04           10.20
                   9.10           10.19
                   9.13           10.26
11/14              9.19           10.20
                   9.20           10.25
                   8.87            9.79
                   9.05           10.10
12/14              9.09           10.19
                   9.17           10.12
                   8.94           10.01
                   8.84            9.92
                   8.82            9.88
1/15               8.62            9.65
                   8.80            9.94
                   8.97           10.10
                   8.97           10.16
2/15               9.02           10.16
                   8.91            9.95
                   8.74            9.86
                   8.88           10.08
3/15               8.85            9.97
                   8.80           10.02
                   8.96           10.16
                   8.89           10.16
4/15               8.87           10.07
                   8.84           10.08
                   8.80           10.10
                   8.88           10.15
                   8.89           10.16
5/15               8.74           10.10


------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------
                                                                        Average Annual Total Return
                                                                      --------------------------------
                                                                                          Inception
                              6 Months Ended       1 Year Ended       5 Years Ended       (9/20/07)
                                  5/31/15             5/31/15            5/31/15          to 5/31/15
FUND PERFORMANCE (3)
NAV                               2.92%               7.12%              10.18%             2.76%
Market Value                     -1.15%               3.36%               5.81%             0.25%

INDEX PERFORMANCE
Russell 1000(R) Value Index       2.03%               9.03%              15.62%             5.11%
S&P 500(R) Index                  2.97%              11.81%              16.54%             6.55%
------------------------------------------------------------------------------------------------------


-----------------------------------------------------
                                          % OF TOTAL
TOP 10 HOLDINGS                          INVESTMENTS
-----------------------------------------------------
JPMorgan Chase & Co.                            3.3%
General Electric Co.                            2.9
Pfizer, Inc.                                    2.8
Merck & Co., Inc.                               2.5
Wells Fargo & Co.                               2.2
Royal Dutch Shell PLC, ADR                      1.7
Medtronic PLC                                   1.6
AT&T, Inc.                                      1.6
Intel Corp.                                     1.6
Altria Group, Inc.                              1.5
-----------------------------------------------------
                                    Total      21.7%
                                              ======

-----------------------------------------------------
                                             % OF
CREDIT QUALITY (S&P RATINGS)(4)          SENIOR LOANS
-----------------------------------------------------
BBB                                             0.9%
BB+                                             5.2
BB                                              6.3
BB-                                            13.2
B+                                             20.2
B                                              38.5
B-                                              8.9
CCC+                                            1.6
CCC                                             3.4
Privately rated securities                      1.8
-----------------------------------------------------
                                    Total     100.0%
                                              ======

-----------------------------------------------------
                                          % OF TOTAL
SECTOR ALLOCATION                        INVESTMENTS
-----------------------------------------------------
Financials                                     27.0%
Health Care                                    14.8
Consumer Discretionary                         13.9
Energy                                         11.1
Information Technology                          8.1
Industrials                                     7.7
Consumer Staples                                7.4
Materials                                       3.5
Telecommunication Services                      3.2
Utilities                                       2.5
Other                                           0.8
-----------------------------------------------------
                                    Total     100.0%
                                              ======


(1) Most recent distribution paid or declared through 5/31/2015. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 5/31/2015. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Ratings are by Standard & Poor's, except where otherwise noted. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2015


Chartwell Investment Partners, Inc. ("Chartwell"), a wholly owned subsidiary of TriState Capital Holdings, Inc., is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. Chartwell manages the equity component and the options element of the First Trust Dividend and Income Fund's (the "Fund") strategy. First Trust Advisors L.P. ("First Trust") manages the senior loan and leverage component of the Fund's strategy.

                           PORTFOLIO MANAGEMENT TEAM

DOUGLAS W. KUGLER, SENIOR PORTFOLIO MANAGER, CHARTWELL

PETER M. SCHOFIELD, SENIOR PORTFOLIO MANAGER, CHARTWELL

WILLIAM HOUSEY, CFA, SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER,
FIRST TRUST

SCOTT D. FRIES, CFA, SENIOR VICE PRESIDENT, PORTFOLIO MANAGER, FIRST TRUST


EQUITY MARKET RECAP

The S&P 500(R) Index (the "Index") returned 2.97% (inclusive of dividends) for the six-month period from November 30, 2014 to May 31, 2015. During this time, the market generally drifted higher but in a fairly tight range. A research piece published by Strategas Research Partners found that the first five months of 2015 had the eighth narrowest trading range (7.8%) in the Index going back roughly 70 years. Despite the narrow trading range, other markets had a much more volatile six-month period. Oil stayed in the headlines, as the price of a barrel of Brent crude went from $73 to $47 and settled at $66, at the end of May. Interest rates were another point of focus, as the U.S. 10-year Treasury yield moved from 2.16% to 1.64% and then settled at 2.12%, at the end of May. Significant attention remains on the short end of the yield curve as the market attempts to figure out when the Federal Reserve (the "Fed") will start to increase rates, how many increases may occur, and how long the tightening phase will last. Foreign currency was yet another issue, as the U.S. dollar strengthened and companies with meaningful foreign exchange exposure reported weaker results.

Consistently solid U.S. GDP growth remained elusive as first quarter 2015 growth was measured at -0.2% -- although analysts expect U.S. GDP growth to pick up in the back half of the year. The unemployment rate continued to move downward, coming in at 5.5% as of May 31, 2015. For the six-month period ended May 31, 2015, performance by sector within the Index was in a range of down 2.8% to up 10.6%, with the bottom three sectors being Consumer Staples (-2.8%), Energy (-2.4%), and Utilities (-1.9%), while the best three were Health Care (+10.6%), Consumer Discretionary (+3.8%), and Financials (+2.7%). Overall, for the stock market, it was a less turbulent six months compared to recent periods, as the market waited for some visibility on the trajectory of economic improvement as well as the path of short-term interest rates.

PERFORMANCE SUMMARY - EQUITY COMPONENT

For the six months ended May 31, 2015, the Fund's NAV returned 2.92% on a total return(1) basis. The Index returned 2.97% and the Russell 1000(R) Value Index returned 2.03% on a total return basis over the same period. The equity portion of the Fund's assets was up approximately 2.02% over the period, essentially matching the Russell 1000(R) Value Index. In addition, while the premiums received from writing options were lower than normal due to lower volatility during the period, the Fund did benefit slightly from the options overwriting program. Within the equity portion of the portfolio, an underweight in the Health Care Equipment & Services group was a detriment to relative performance, as that group returned an Index best 17.66% for the period. Stock selection in the Consumer Staples, Consumer Discretionary and Financials sectors was a positive contributor to relative returns, while stock selection in the Health Care, Energy and Master Limited Partnership groups detracted from relative performance. Several of the Fund's holdings performed extremely well during the period. Kraft Foods Group (+39.42%) received a takeover offer from Heinz during the period (the Fund's position was subsequently sold), Blackstone Group L.P. (+36.38%) benefited from strong earnings growth and increased valuation, and LyondellBasell International (+30.23%) benefited from the recovery in energy prices and higher earnings expectations. In total, 12 stocks owned by the Fund were up over 10% in the period. Of course, not all stocks performed so strongly. Alliance Resource Partners, L.P. (-32.42%) (a coal company) fell as the price of coal declined,

-----------------------------
(1) Total return is based on the combination of reinvested dividends, capital gains and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2015


Freeport-McMoRan, Inc. (-25.52%) (a copper miner and oil producer) fell as copper prices declined and they reduced their dividend, and Hercules Technology Growth Capital (-14.65%) (a business development corporation, or "BDC") fell on disappointing earnings during the period.

PERFORMANCE SUMMARY - SENIOR LOAN COMPONENT

The S&P/LSTA Leveraged Loan Index returned 1.96% for the six-month period ended May 31, 2015. After a negative month of performance in December 2014, the remaining period was consistently positive, with every month posting positive performance. The Fund utilizes leverage to purchase senior loans. Over the period, these assets were accretive to the Fund's total return.

The beginning of 2015 has been driven by oil showing signs of stability (at least for now) after a nearly 50% decline in the second half of 2014, a market much more willing to tolerate the current geopolitical climate, and strength in returns across credit markets. Moreover, an incredibly strong undercurrent created by some form of quantitative easing by central banks around the world is driving a global search for yield. With low and negative yields becoming commonplace in many countries and central banks furiously weakening currencies to stimulate demand for their countries' goods and services, the U.S. finds itself standing alone, with interest rate increases, not decreases, on the horizon and a strong currency. The net result is that investors around the world are buying U.S. fixed-income instruments at an extraordinary pace. We believe the combination of this powerful technical demand for U.S. fixed-income securities, a healthy, albeit slow growing, U.S. economy, and sound fundamentals (modest corporate defaults) within corporate America should continue to support the performance of fixed-income markets, including senior loans and high-yield bonds.

SENIOR LOAN MARKET OUTLOOK

Credit markets appear well positioned for the intermediate term. We believe the combination of strong technical tailwinds created by global central bank policy, attractive valuations within the credit markets, a below-average default rate environment, modest but healthy economic growth and sound corporate fundamentals provides a firm backdrop for returns in the period ahead. We continue to believe that steadily improving economic data (GDP growth of approximately 2.5%-3% and improving unemployment) will provide the Fed the motivation it requires to begin the process of raising interest rates later this year, likely driving greater demand for senior loans.

Based on current valuations, we believe senior loans, given their senior-secured position in the capital structure and floating interest rate, are well positioned, as we move through 2015. While headline risk, ranging from oil price volatility to geopolitical turmoil, may continue to influence risk sentiment and is important to monitor, we believe investors will be well served to stay the course, given that these concerns are not likely to result in derailing the U.S. economy from its current trajectory. Moreover, while lower interest rates proved to be a rather substantial tailwind to fixed-income securities in 2014, the risk of rising rates on traditional fixed-income securities has only increased, in our opinion. We believe there remains a substantial asymmetry in the risk vs. reward equation for long-duration fixed-income securities (those with the most rate sensitivity). As a result, even modestly increasing interest rates can present challenges for traditional fixed-income investors.

In summary, we believe that credit markets offer compelling opportunities today, principally within an actively managed framework where risk can be appropriately managed. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and focus on the opportunities that we believe offer the best risk and reward balance. Despite the many distractions that ebb and flow every quarter, we remain firmly focused on finding value in the senior loan market.

EQUITY MARKET & FUND OUTLOOK

The Index ended May 2015 a mere 0.48% below the record high it set a few days prior to the end of the month and up over 200% from its closing low of 676.53 on March 9, 2009. Five of the six full calendar years from 2009 to 2014 saw double-digit increases, with 2013 and 2014 in total up just over 50%. The current year has seen a continuation of this uptrend but with apparently less conviction. We believe this lower conviction level has been brought about by the combination of higher equity valuations despite the slowdown in earnings growth, and the apparent imminence of a Fed rate hike for the first time in more than six years. Since the "Great Recession," the markets have been provided with extremely low interest rates and sizeable sums of liquidity. The liquidity firehose (at least in the U.S.) was turned off a little earlier with the end of bond buying by the Fed and the stock market seemed to accept that well. But we believe the main questions on investors' minds at the time of this writing are:
When will the

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2015


Fed start to "normalize" short-term interest rates? What will be the pace of the "normalization"? How will the economy and markets react? While the debate over the timing of Federal Funds rate "lift-off" is interesting, the debate over its impact on the economy and the stock market is probably more important given that some increase in short-term rates is fully expected.

While the impact of the expected rate hike is unknown, there are certain things which are known and which bode well for the economy and the stock market. The employment situation is showing continued improvement, wages appear to be increasing after a period of stagnation, published inflation measures are still subdued and the rather wild changes in both the price of oil and the foreign exchange value of the dollar have stabilized (at least for now). Also, the geo-political environment, while being somewhat tumultuous (e.g., Greek debt repayment, Russia/Ukraine, continuing unrest in the Middle East), has so far lacked any significantly threatening situations. Over the last few years, the market has climbed the proverbial "wall of worry" as various controversies and risks were resolved. The current situation is no different. Besides the aforementioned geo-political environment and uncertainty over short-term interest rates, other "bricks" in the wall are: the debate over the impact of weather and/or "seasonal adjustments" on first quarter GDP growth; questions about the sustainability of corporate profits and margins; and questions about the slowing Chinese economy and the impacts of the recent sharp decline in their stock market. As we have said in the past, these uncertainties can provide a positive impetus to stock prices if they are resolved in a market friendly manner.

Our position is that, despite these uncertainties, the negative U.S. GDP growth rate of the first quarter of 2015 should prove to be an aberration and the domestic and global economies should continue to grow at a reasonable rate. Also, we believe U.S. corporate profits should continue to grow but at a subdued pace when compared to previous years. Companies have been increasing corporate cash flow, which has provided them the wherewithal to increase share repurchases and dividends. Low absolute interest rates and rising stock valuations have contributed greatly to the large uptick in mergers and acquisitions that has occurred over the last few quarters and which should continue, in our opinion. These factors should provide a solid backdrop for the market going forward. However, as we have been emphasizing, with the valuation of the stock market now above its longer-term averages, and with earnings growth flattening out, moves higher in the Index will likely be more muted going forward with the increased likelihood of periods of price declines. No matter the outcome of these issues, we will manage the Fund with the dual objectives of generating a high level of current income while seeking capital appreciation over the market cycle.

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS
MAY 31, 2015 (UNAUDITED)

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
COMMON STOCKS - 83.2%
              AEROSPACE & DEFENSE - 1.4%
      11,500  Honeywell International, Inc. (a)..................  $   1,198,300
                                                                   -------------
              AUTOMOBILES - 1.1%
      26,000  General Motors Co..................................        935,220
                                                                   -------------
              BANKS - 12.1%
      38,000  BB&T Corp. (a).....................................      1,499,860
      83,000  F.N.B. Corp........................................      1,119,670
      52,000  JPMorgan Chase & Co. (a)...........................      3,420,560
       6,000  M&T Bank Corp......................................        725,280
      24,000  PacWest Bancorp....................................      1,077,360
      40,000  Wells Fargo & Co. (a)..............................      2,238,400
                                                                   -------------
                                                                      10,081,130
                                                                   -------------
              CAPITAL MARKETS - 3.2%
      35,000  Invesco Ltd........................................      1,394,050
      16,500  State Street Corp. (a).............................      1,285,845
                                                                   -------------
                                                                       2,679,895
                                                                   -------------
              CHEMICALS - 1.1%
       9,000  LyondellBasell Industries N.V. (a).................        909,900
                                                                   -------------
              COMMERCIAL SERVICES & SUPPLIES - 1.3%
      50,000  Covanta Holding Corp...............................      1,105,000
                                                                   -------------
              COMMUNICATIONS EQUIPMENT - 1.0%
      11,400  QUALCOMM, Inc......................................        794,352
                                                                   -------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 3.5%
      48,700  AT&T, Inc. (a).....................................      1,682,098
      25,200  Verizon Communications, Inc. (a)...................      1,245,888
                                                                   -------------
                                                                       2,927,986
                                                                   -------------
              ELECTRIC UTILITIES - 1.3%
      30,000  PPL Corp. (a)......................................      1,041,300
                                                                   -------------
              ENERGY EQUIPMENT & SERVICES - 0.6%
      30,000  Noble Corp. PLC....................................        502,500
                                                                   -------------
              FOOD & STAPLES RETAILING - 1.2%
      10,000  CVS Health Corp....................................      1,023,800
                                                                   -------------
              FOOD PRODUCTS - 0.9%
      25,000  B&G Foods, Inc.....................................        773,500
                                                                   -------------
              HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
      22,300  Medtronic PLC (a)..................................      1,701,936
                                                                   -------------
              HEALTH CARE PROVIDERS & SERVICES - 1.0%
       9,500  Cardinal Health, Inc...............................        837,615
                                                                   -------------
              HOTELS, RESTAURANTS & LEISURE - 3.2%
      11,500  DineEquity, Inc. (a)...............................      1,122,400
      22,000  Six Flags Entertainment Corp. (a)..................      1,074,920
       5,500  Starwood Hotels & Resorts Worldwide, Inc. (a)......        455,180
                                                                   -------------
                                                                       2,652,500
                                                                   -------------
              INDUSTRIAL CONGLOMERATES - 3.6%
     110,000  General Electric Co. (a)...........................      2,999,700
                                                                   -------------
              INSURANCE - 4.5%
       7,000  ACE Ltd............................................        745,360
      23,000  Arthur J. Gallagher & Co...........................      1,114,350


Page 6                  See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2015 (UNAUDITED)

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)
              INSURANCE (CONTINUED)
      17,500  MetLife, Inc.......................................  $     914,550
       9,500  Travelers (The) Cos., Inc. (a).....................        960,640
                                                                   -------------
                                                                       3,734,900
                                                                   -------------
              IT SERVICES - 1.5%
      15,000  Automatic Data Processing, Inc. (a)................      1,282,650
                                                                   -------------
              MEDIA - 3.0%
      25,000  Cinemark Holdings, Inc.............................      1,013,250
      43,000  National CineMedia, Inc............................        684,990
      40,000  Regal Entertainment Group, Class A (a).............        838,400
                                                                   -------------
                                                                       2,536,640
                                                                   -------------
              METALS & MINING - 1.3%
      10,000  BHP Billiton Ltd., ADR.............................        446,300
      28,500  Freeport-McMoRan, Inc. (a).........................        560,025
       4,000  South32 Ltd., ADR (b)..............................         33,080
                                                                   -------------
                                                                       1,039,405
                                                                   -------------
              MULTI-UTILITIES - 1.8%
       8,000  DTE Energy Co. (a).................................        633,840
      12,500  National Grid PLC, ADR.............................        896,000
                                                                   -------------
                                                                       1,529,840
                                                                   -------------
              OIL, GAS & CONSUMABLE FUELS - 7.5%
      13,000  Chevron Corp. (a)..................................      1,339,000
      10,400  ConocoPhillips (a).................................        662,272
      12,000  Exxon Mobil Corp...................................      1,022,400
      10,000  Occidental Petroleum Corp. (a).....................        781,900
      29,800  Royal Dutch Shell PLC, ADR (a).....................      1,779,656
      13,200  Total S.A., ADR (a)................................        666,468
                                                                   -------------
                                                                       6,251,696
                                                                   -------------
              PAPER & FOREST PRODUCTS - 0.6%
      10,525  Domtar Corp........................................        454,891
                                                                   -------------
              PHARMACEUTICALS - 9.6%
      22,600  AbbVie, Inc. (a)...................................      1,504,934
      15,000  AstraZeneca PLC, ADR...............................      1,013,250
      42,500  Merck & Co., Inc. (a)..............................      2,587,825
      82,800  Pfizer, Inc. (a)...................................      2,877,300
                                                                   -------------
                                                                       7,983,309
                                                                   -------------
              REAL ESTATE INVESTMENT TRUSTS - 3.8%
      24,500  EPR Properties.....................................      1,412,915
      20,000  Hospitality Properties Trust.......................        603,800
      18,500  Lamar Advertising Co., Class A.....................      1,121,470
                                                                   -------------
                                                                       3,138,185
                                                                   -------------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.2%
      48,300  Intel Corp. (a)....................................      1,664,418
      20,000  Microchip Technology, Inc. (a).....................        982,600
                                                                   -------------
                                                                       2,647,018
                                                                   -------------
              SOFTWARE - 1.3%
      22,400  Microsoft Corp.....................................      1,049,664
                                                                   -------------
              SPECIALTY RETAIL - 1.5%
      14,500  L Brands, Inc. (a).................................      1,254,540
                                                                   -------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2015 (UNAUDITED)

   SHARES/
    UNITS                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)
              TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.3%
       8,600  Apple, Inc. (a)....................................  $   1,120,408
                                                                   -------------
              TOBACCO - 3.8%
      31,000  Altria Group, Inc. (a).............................      1,587,200
      18,800  Philip Morris International, Inc. (a)..............      1,561,716
                                                                   -------------
                                                                       3,148,916
                                                                   -------------
              TOTAL COMMON STOCKS................................     69,336,696
              (Cost $69,106,567)                                   -------------

MASTER LIMITED PARTNERSHIPS - 5.6%

              CAPITAL MARKETS - 1.3%
      25,000  Blackstone Group, L.P..............................      1,095,000
                                                                   -------------
              OIL, GAS & CONSUMABLE FUELS - 4.3%
      26,000  Alliance Resource Partners, L.P....................        779,740
      16,700  Energy Transfer Partners, L.P......................        939,041
      25,000  Enterprise Products Partners, L.P..................        810,500
      18,000  Golar LNG Partners, L.P............................        507,780
      26,000  Teekay Offshore Partners, L.P......................        581,100
                                                                   -------------
                                                                       3,618,161
                                                                   -------------
              TOTAL MASTER LIMITED PARTNERSHIPS..................      4,713,161
              (Cost $4,678,372)                                    -------------

COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES - 2.1%

              CAPITAL MARKETS - 2.1%
      71,000  Ares Capital Corp..................................      1,189,250
      45,000  Hercules Technology Growth Capital, Inc............        577,350
                                                                   -------------
              TOTAL COMMON STOCKS -
              BUSINESS DEVELOPMENT COMPANIES.....................      1,766,600
              (Cost $1,982,134)                                    -------------


 PRINCIPAL                                                                                       STATED
   VALUE                               DESCRIPTION                              RATE (c)      MATURITY (d)       VALUE
------------  -------------------------------------------------------------  --------------  --------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 26.5%

              AEROSPACE & DEFENSE - 0.3%
$    158,253  DynCorp International, Inc., Term Loan.......................      6.25%          07/07/16            156,802
      50,000  Science Applications International Corp. (SAIC), Tranche B
                 Incremental Loan..........................................      3.75%          04/21/22             50,203
                                                                                                             --------------
                                                                                                                    207,005
                                                                                                             --------------
              AUTO COMPONENTS - 0.5%
     124,845  Gates Global LLC, Initial Dollar Term Loan...................      4.25%          07/06/21            124,268
     297,750  Henniges Automotive Holdings, Inc., Term Loan B..............      5.50%          06/03/21            298,494
                                                                                                             --------------
                                                                                                                    422,762
                                                                                                             --------------
              CAPITAL MARKETS - 0.2%
     200,000  American Beacon Advisors, Inc., Term Loan B..................      5.50%          03/15/22            202,000
                                                                                                             --------------
              CHEMICALS - 0.8%
      99,500  Emerald Performance Materials LLC, Initial Term Loan
                 (First Lien)..............................................      4.50%          07/30/21             99,624
     297,752  Gemini HDPE LLC, Advance.....................................      4.75%          08/06/21            298,744


Page 8                  See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2015 (UNAUDITED)

 PRINCIPAL                                                                                       STATED
   VALUE                               DESCRIPTION                              RATE (c)      MATURITY (d)       VALUE
------------  -------------------------------------------------------------  --------------  --------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              CHEMICALS (CONTINUED)
$    100,000  Ineos US Finance LLC, 2022 Dollar Term Loan..................      4.25%          03/31/22     $      100,071
     191,515  Polymer Group, Inc., Initial Loan............................      5.25%          12/19/19            192,233
                                                                                                             --------------
                                                                                                                    690,672
                                                                                                             --------------
              COMMERCIAL SERVICES & SUPPLIES - 1.4%
      49,875  PSSI (Packers Holdings LLC), Term B Loan.....................      5.00%          12/02/21             50,124
     398,697  SMG Holdings, Inc., Term Loan B..............................      4.50%          02/27/20            398,697
     464,824  Southern Graphic, Inc., Term Loan............................      4.25%          10/17/19            464,824
     197,500  WTG Holdings III Corp. (EWT Holdings III Corp.), Term
                 Loan (First Lien).........................................      4.75%          01/15/21            197,253
                                                                                                             --------------
                                                                                                                  1,110,898
                                                                                                             --------------
              CONSUMER FINANCE - 0.3%
     246,875  Walter Investment Management Corp., Tranche B Term
                 Loan......................................................      4.75%          12/18/20            233,297
                                                                                                             --------------
              CONTAINERS & PACKAGING - 0.3%
     179,421  Exopack Holding Corp., Term Loan B...........................      4.50%          04/30/19            179,794
      99,500  Mauser Holdings GmBH (CD&R Millennium Holdco 6
                 S.A.R.L), Initial Dollar Term Loan (First Lien)...........      4.50%          07/31/21             99,562
                                                                                                             --------------
                                                                                                                    279,356
                                                                                                             --------------
              DIVERSIFIED CONSUMER SERVICES - 1.0%
     479,323  Asurion LLC, Incremental Tranche B-1 Term Loan...............      5.00%          05/24/19            480,881
     352,941  Asurion LLC, Term Loan (Second Lien).........................      8.50%          03/03/21            361,105
                                                                                                             --------------
                                                                                                                    841,986
                                                                                                             --------------
              DIVERSIFIED FINANCIAL SERVICES - 0.9%
     246,243  Duff & Phelps Corp., Initial Term Loan.......................      4.50%          04/23/20            246,807
     500,000  First Data Corp., 2021 New Dollar Term Loan..................      4.18%          03/24/21            501,375
                                                                                                             --------------
                                                                                                                    748,182
                                                                                                             --------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
     250,000  Level 3 Financing, Inc., Tranche B-II 2022 Term Loan.........      3.50%          05/31/22            249,125
                                                                                                             --------------
              ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.2%
     192,727  Zebra Technologies Corp., Term Loan B........................      4.75%          10/27/21            194,847
                                                                                                             --------------
              FOOD & STAPLES RETAILING - 1.3%
     516,667  Albertsons LLC, Term B-4 Loan................................      5.50%          08/25/21            519,617
     517,197  BJ's Wholesale Club, Inc., New 2013 (November)
                 Replacement Loan (First Lien).............................      4.50%          09/26/19            518,681
                                                                                                             --------------
                                                                                                                  1,038,298
                                                                                                             --------------
              FOOD PRODUCTS - 0.1%
      98,754  Del Monte Foods, Inc., Initial Loan (First Lien).............      4.25%          02/18/21             94,211
                                                                                                             --------------
              HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
     430,010  Carestream Health, Inc. (Onex Carestream Finance L.P.),
                 Term Loan (First Lien 2013)...............................      5.00%          06/07/19            430,144
     368,625  Sage Products Holdings III LLC, Term Loan B..................      5.00%          12/13/19            368,625
                                                                                                             --------------
                                                                                                                    798,769
                                                                                                             --------------
              HEALTH CARE PROVIDERS & SERVICES - 2.7%
     598,500  Capella Healthcare, Inc., Initial Term Loan..................      5.25%          12/31/21            599,996
     326,032  CareCore National LLC, Term Loan.............................      5.50%          03/05/21            327,662
      63,979  CHS/Community Health Systems, Inc., Incremental 2021
                 Term H Loan...............................................      4.00%          01/27/21             64,089
     250,000  Curo Health Services Holdings, Inc., Term B Loan
                 (First Lien)..............................................      6.50%          02/07/22            251,770


                        See Notes to Financial Statements                 Page 9

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2015 (UNAUDITED)

 PRINCIPAL                                                                                       STATED
   VALUE                               DESCRIPTION                              RATE (c)      MATURITY (d)       VALUE
------------  -------------------------------------------------------------  --------------  --------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
$    679,917  Healogics, Inc. (CDRH Parent, Inc.), Initial Term Loan
                 (First Lien)..............................................      5.25%          07/01/21     $      680,345
      82,081  Heartland Dental Care LLC, Incremental Term Loan.............      5.50%          12/21/18             81,979
     260,644  U.S. Renal Care, Inc., Tranche B-2 Term Loan (First Lien)....      4.25%          07/03/19            260,860
                                                                                                             --------------
                                                                                                                  2,266,701
                                                                                                             --------------
              HEALTH CARE TECHNOLOGY - 0.1%
      74,875  Healthport Technologies LLC (CT Technologies Intermediate
                 Holdings, Inc.), Term Loan B..............................      5.25%          12/01/21             74,968
                                                                                                             --------------
              HOTELS, RESTAURANTS & LEISURE - 6.2%
     746,250  Amaya Holdings B.V., Initial Term B Loan (First Lien)........      5.00%          08/01/21            744,758
     645,125  Caesars Growth Partners LLC, Term B Loan (First Lien)........      6.25%          05/08/21            580,380
     460,737  CityCenter Holdings LLC, Term B Loan.........................      4.25%          10/16/20            462,120
     162,872  Extended Stay America (ESH Hospitality, Inc.), Term Loan.....      5.00%          06/24/19            165,723
     431,325  Focus Brands, Inc., Refinancing Term Loan (First Lien).......      4.25%          02/21/18            431,731
     498,750  Norwegian Cruise Lines (NCL Corp.), Term B Loan..............      4.00%          11/19/21            500,620
     330,000  Planet Fitness Holdings LLC, Term Loan.......................      4.75%          03/31/21            330,000
     646,750  Portillo's Holdings LLC, Term B Loan (First Lien)............      4.75%          08/02/21            647,558
     750,000  Portillo's Holdings LLC, Second Lien Term Loan...............      8.00%          08/15/22            750,937
     213,214  Red Lobster Management LLC, Initial Term Loan
                 (First Lien)..............................................      6.25%          07/28/21            214,813
     233,602  ROC Finance LLC, Funded Term B Loan..........................      5.00%          06/20/19            230,000
      91,584  Station Casinos, Inc., B Term Loan...........................      4.25%          03/02/20             91,756
                                                                                                             --------------
                                                                                                                  5,150,396
                                                                                                             --------------
              INSURANCE - 0.7%
      95,964  Amwins Group LLC, TLB........................................      5.25%          09/06/19             96,654
     246,822  Confie Seguros Holding II Co., Term B Loan (First Lien)......      5.75%          11/09/18            247,027
     221,625  USI, Inc. (Compass Investors, Inc.), Initial Term Loan.......      4.25%          12/27/19            221,532
                                                                                                             --------------
                                                                                                                    565,213
                                                                                                             --------------
              IT SERVICES - 0.6%
     372,188  Interactive Data Corp., Term Loan............................      4.75%          05/02/21            373,211
     133,134  Sungard Availability Services Capital, Inc., Term Loan B.....      6.00%          03/29/19            124,813
                                                                                                             --------------
                                                                                                                    498,024
                                                                                                             --------------
              LIFE SCIENCES TOOLS & SERVICES - 0.5%
     426,750  InVentiv Health, Inc., Term B-4 Loan.........................      7.75%          05/15/18            427,817
                                                                                                             --------------
              MACHINERY - 0.8%
     299,250  Douglas Dynamics LLC, Term Loan B............................      5.25%          12/02/21            301,494
     352,308  Filtration Group Corp., Term Loan (First Lien)...............      4.25%          11/20/20            353,077
                                                                                                             --------------
                                                                                                                    654,571
                                                                                                             --------------
              MEDIA - 1.4%
     496,231  Formula One (Delta 2 Lux S.A.R.L.), Facility B3 (USD)........      4.75%          07/30/21            495,963
     195,885  Media General, Inc., Term Loan B2............................      4.25%          07/03/20            196,668
     247,500  Mergermarket USA, Inc., 2014 Incremental Term Loan...........      4.50%          02/04/21            244,097
     247,156  WME IMG Worldwide, Inc., Term Loan (First Lien)..............      5.25%          05/06/21            247,218
                                                                                                             --------------
                                                                                                                  1,183,946
                                                                                                             --------------
              OIL, GAS & CONSUMABLE FUELS - 0.1%
     100,000  American Energy Marcellus Holdings LLC, Initial Loan
                 (First Lien)..............................................      5.25%          08/04/20             75,833
                                                                                                             --------------
              PHARMACEUTICALS - 1.5%
     399,131  Akorn, Inc., Loan............................................      4.50%          04/16/21            399,753
     588,892  Par Pharmaceutical Cos., Inc., Term B-2 Loan.................      4.00%          09/30/19            588,574


Page 10                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2015 (UNAUDITED)

 PRINCIPAL                                                                                       STATED
   VALUE                               DESCRIPTION                              RATE (c)      MATURITY (d)       VALUE
------------  -------------------------------------------------------------  --------------  --------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              PHARMACEUTICALS (CONTINUED)
$    198,498  Patheon, Inc (JLL/Delta Dutch Newco B.V.), Initial Dollar
                 Term Loan.................................................      4.25%          03/11/21     $      197,647
     100,000  Valeant Pharmaceuticals International, Inc., Series F-1
                 Tranche B Term Loan.......................................      4.00%          04/01/22            100,216
                                                                                                             --------------
                                                                                                                  1,286,190
                                                                                                             --------------
              PROFESSIONAL SERVICES - 0.8%
     125,000  Advantage Sales & Marketing, Inc., Initial Term Loan
                 (First Lien)..............................................      4.25%          07/23/21            124,902
     205,235  Information Resources, Inc., Term Loan.......................      4.75%          09/30/20            206,432
     346,500  TransUnion LLC, TL B2........................................      3.75%          04/09/21            345,201
                                                                                                             --------------
                                                                                                                    676,535
                                                                                                             --------------
              REAL ESTATE INVESTMENT TRUSTS - 0.2%
     175,000  Communication Sales & Leasing, Inc., Term Loan...............      5.00%          10/24/22            174,344
                                                                                                             --------------
              SOFTWARE - 0.8%
     100,000  Blue Coat Systems, Inc., First Lien Term Loan................      4.50%          05/20/22            100,125
     476,389  BMC Software Finance, Inc., Initial US Term Loan.............      5.00%          09/10/20            467,604
     116,590  Triple Point Technologies, Inc., Term Loan B.................      5.25%          07/10/20            106,097
                                                                                                             --------------
                                                                                                                    673,826
                                                                                                             --------------
              SPECIALTY RETAIL - 1.3%
     150,000  Dollar Tree, Inc., Initial Term B Loan.......................      4.25%          03/09/22            151,375
     492,516  Neiman Marcus Group Inc., The, Other Term Loan...............      4.25%          10/25/20            492,516
     224,615  PetSmart, Inc., Tranche B-1 Loan.............................      4.25%          03/11/22            225,242
     175,783  Serta Simmons Holdings LLC, Term Loan B......................      4.25%          10/01/19            176,333
                                                                                                             --------------
                                                                                                                  1,045,466
                                                                                                             --------------
              TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.2%
     202,675  Dell, Inc., Term B Loan......................................      4.50%          04/29/20            202,760
                                                                                                             --------------
              TOTAL SENIOR FLOATING-RATE LOAN INTERESTS....................................................      22,067,998
              (Cost $22,106,530)                                                                             --------------


                                                                                 STATED          STATED
   SHARES                              DESCRIPTION                                RATE          MATURITY         VALUE
------------  -------------------------------------------------------------  --------------  --------------  --------------
$25 PAR PREFERRED SECURITIES - 3.6%

              BANKS - 0.9%
      31,500  PNC Financial Services Group, Inc., Series Q.................      5.38%            (e)               773,010
                                                                                                             --------------
              CAPITAL MARKETS - 0.9%
      29,300  Goldman Sachs Group, Inc.....................................      5.95%            (e)               735,137
                                                                                                             --------------
              CONSUMER FINANCE - 1.3%
      42,800  Discover Financial Services, Series B........................      6.50%            (e)             1,090,116
                                                                                                             --------------
              MARINE - 0.5%
      14,700  Seaspan Corp., Series D......................................      7.95%            (e)               380,583
                                                                                                             --------------
              TOTAL $25 PAR PREFERRED SECURITIES...........................................................       2,978,846
              (Cost $2,894,797)                                                                              --------------

$50 PAR PREFERRED SECURITIES - 1.4%

              REAL ESTATE INVESTMENT TRUSTS - 1.4%
      22,200  Weyerhaeuser Co., Series A...................................     6.38%        07/01/16             1,204,572
                                                                                                             --------------
              TOTAL $50 PAR PREFERRED SECURITIES...........................................................       1,204,572
              (Cost $1,169,393)                                                                              --------------



                        See Notes to Financial Statements                Page 11

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2015 (UNAUDITED)

   SHARES                                              DESCRIPTION                                               VALUE
------------  ---------------------------------------------------------------------------------------------  --------------
INVESTMENT COMPANIES - 2.3%

              CAPITAL MARKETS - 1.0%
       4,000  SPDR S&P 500 ETF Trust.......................................................................  $      844,520
                                                                                                             --------------
              OIL, GAS & CONSUMABLE FUELS - 1.3%
      32,300  Kayne Anderson MLP Investment Co.............................................................       1,105,952
                                                                                                             --------------
              TOTAL INVESTMENT COMPANIES...................................................................       1,950,472
              (Cost $1,980,081)                                                                              --------------

              TOTAL INVESTMENTS - 124.7%...................................................................     104,018,345
              (Cost $103,917,874) (f)                                                                        --------------


 NUMBER OF
 CONTRACTS                                             DESCRIPTION                                               VALUE
------------  ---------------------------------------------------------------------------------------------  --------------
CALL OPTIONS WRITTEN - (0.1%)

              AbbVie, Inc. Call
         100  @  $67.50 due June 2015......................................................................          (9,500)
                                                                                                             --------------
              Apple, Inc. Call
          40  @   135.00 due June 2015.....................................................................          (2,640)
                                                                                                             --------------
              AT&T, Inc. Call
         200  @   35.50 due June 2015......................................................................          (4,200)
                                                                                                             --------------
              BB&T Corp. Call
         150  @   40.00 due June 2015......................................................................          (4,650)
                                                                                                             --------------
              Blackstone Group, L.P. Call
         100  @   45.00 due June 2015......................................................................          (2,100)
                                                                                                             --------------
              Cardinal Health, Inc. Call
          35  @   90.00 due June 2015......................................................................          (2,800)
                                                                                                             --------------
              CVS Health Corp. Call
          50  @   105.00 due June 2015.....................................................................          (2,150)
                                                                                                             --------------
              Freeport-McMoRan, Inc. Calls
         100  @   22.00 due June 2015......................................................................          (1,300)
          75  @   23.00 due July 2015......................................................................          (1,275)
                                                                                                             --------------
                                                                                                                     (2,575)
                                                                                                             --------------
              General Electric Co. Call
         450  @   28.00 due June 2015......................................................................          (5,850)
                                                                                                             --------------
              Honeywell International, Inc. Call
          50  @   110.00 due June 2015.....................................................................            (700)
                                                                                                             --------------
              Intel Corp. Call
         150  @   34.00 due June 2015......................................................................         (13,650)
                                                                                                             --------------
              JPMorgan Chase & Co. Call
         250  @   67.50 due June 2015......................................................................          (7,500)
                                                                                                             --------------
              LyondellBasell Industries N.V. Call
          60  @   105.00 due June 2015.....................................................................          (5,460)
                                                                                                             --------------
              Microchip Technology, Inc. Call
         125  @   50.00 due June 2015......................................................................          (6,875)
                                                                                                             --------------
              Microsoft Corp. Call
         100  @   50.00 due June 2015......................................................................            (700)
                                                                                                             --------------


Page 12                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2015 (UNAUDITED)

 NUMBER OF
 CONTRACTS                                             DESCRIPTION                                               VALUE
------------  ---------------------------------------------------------------------------------------------  --------------
CALL OPTIONS WRITTEN (CONTINUED)

              Noble Corp. PLC Calls
          30  @  $18.00 due June 2015......................................................................  $         (720)
         100  @   19.00 due July 2015......................................................................          (2,800)
                                                                                                             --------------
                                                                                                                     (3,520)
                                                                                                             --------------
              S&P 500 Index Calls (g)
          75  @   2,155.00 due June 2015...................................................................         (30,750)
         100  @   2,170.00 due June 2015...................................................................         (16,800)
                                                                                                             --------------
                                                                                                                    (47,550)
                                                                                                             --------------
              Starwood Hotels & Resorts Worldwide, Inc. Call
          35  @   92.50 due June 2015......................................................................            (928)
                                                                                                             --------------
              TOTAL CALL OPTIONS WRITTEN...................................................................        (123,348)
              (Premiums received $199,717)                                                                   --------------

              OUTSTANDING LOAN - (27.0%)...................................................................     (22,500,000)
              NET OTHER ASSETS AND LIABILITIES - 2.4%......................................................       1,990,129
                                                                                                             --------------
              NET ASSETS - 100.0%..........................................................................  $   83,385,126
                                                                                                             ==============


-----------------------------
(a) All or a portion of this security serves as collateral on the outstanding loan and call options written.

(b)   Non-income producing security.

(c) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at May 31, 2015. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(d) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(e)   Perpetual maturity.

(f) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of May 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,278,756 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,288,731.

(g) Call options on securities indices were written on a portion of the common stock positions that were not used to cover call options written on individual equity securities held in the Fund's portfolio.

ADR   American Depositary Receipt


                        See Notes to Financial Statements                Page 13

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2015 (UNAUDITED)


-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                             ASSETS TABLE
                                                                            LEVEL 2         LEVEL 3
                                             TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                           VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
INVESTMENTS                                5/31/2015        PRICES          INPUTS          INPUTS
---------------------------------------  -------------   -------------   -------------   -------------
Common Stocks*.........................  $  69,336,696   $  69,336,696   $          --   $          --
Master Limited Partnerships*...........      4,713,161       4,713,161              --              --
Common Stocks - Business Development
   Companies*..........................      1,766,600       1,766,600              --              --
Senior Floating-Rate Loan Interests*...     22,067,998              --      22,067,998              --
$25 Par Preferred Securities*..........      2,978,846       2,978,846              --              --
$50 Par Preferred Securities*..........      1,204,572       1,204,572              --              --
Investment Companies*..................      1,950,472       1,950,472              --              --
                                         -------------   -------------   -------------   -------------
Total Investments......................  $ 104,018,345   $  81,950,347   $  22,067,998   $          --
                                         =============   =============   =============   =============


                                          LIABILITIES TABLE
                                                                            LEVEL 2         LEVEL 3
                                             TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                           VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                           5/31/2015        PRICES          INPUTS          INPUTS
                                         -------------   -------------   -------------   -------------
Call Options Written...................  $    (123,348)  $    (123,348)  $          --   $          --
                                         =============   =============   =============   =============

* See Portfolio of Investments for Industry Breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at May 31, 2015.


Page 14                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2015 (UNAUDITED)

ASSETS:
Investments, at value
  (Cost $103,917,874)...........................................................................  $  104,018,345
Cash............................................................................................       1,802,097
Receivables:
  Investment securities sold....................................................................         596,284
  Dividends.....................................................................................         248,427
  Interest......................................................................................         158,548
  Dividend reclaims.............................................................................             440
Prepaid expenses................................................................................          17,351
                                                                                                  --------------
  Total Assets..................................................................................     106,841,492
                                                                                                  --------------
LIABILITIES:
Outstanding loan................................................................................      22,500,000
Options written, at value (Premiums received $199,717)..........................................         123,348
Payables:
  Investment securities purchased...............................................................         669,906
  Investment advisory fees......................................................................          90,244
  Audit and tax fees............................................................................          30,005
  Printing fees.................................................................................          11,002
  Administrative fees...........................................................................           9,372
  Interest and fees on loan.....................................................................           5,761
  Transfer agent fees...........................................................................           4,733
  Legal fees....................................................................................           4,191
  Custodian fees................................................................................           3,334
  Trustees' fees and expenses...................................................................           2,925
  Financial reporting fees......................................................................             771
Other liabilities...............................................................................             774
                                                                                                  --------------
  Total Liabilities.............................................................................      23,456,366
                                                                                                  --------------
NET ASSETS......................................................................................  $   83,385,126
                                                                                                  ==============
NET ASSETS CONSIST OF:
Paid-in capital.................................................................................  $  139,007,042
Par value.......................................................................................          82,595
Accumulated net investment income (loss)........................................................      (1,487,526)
Accumulated net realized gain (loss) on investments and written options.........................     (54,393,825)
Net unrealized appreciation (depreciation) on investments and written options...................         176,840
                                                                                                  --------------
NET ASSETS......................................................................................  $   83,385,126
                                                                                                  ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)............................  $        10.10
                                                                                                  ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized).....       8,259,517
                                                                                                  ==============


                        See Notes to Financial Statements                Page 15

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2015 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $11,200)...........................................  $    1,556,875
Interest........................................................................................         588,014
Other...........................................................................................           9,541
                                                                                                  --------------
  Total investment income.......................................................................       2,154,430
                                                                                                  --------------
EXPENSES:
Investment advisory fees........................................................................         528,728
Interest and fees on loan.......................................................................          99,715
Administrative fees.............................................................................          48,200
Audit and tax fees..............................................................................          26,677
Printing fees...................................................................................          19,806
Transfer agent fees.............................................................................          11,837
Trustees' fees and expenses.....................................................................           8,603
Custodian fees..................................................................................           6,413
Financial reporting fees........................................................................           4,625
Legal fees......................................................................................           3,041
Other...........................................................................................          14,606
                                                                                                  --------------
  Total expenses................................................................................         772,251
                                                                                                  --------------
NET INVESTMENT INCOME (LOSS)....................................................................       1,382,179
                                                                                                  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments...................................................................................       1,462,317
  Written options...............................................................................         613,495
                                                                                                  --------------
Net realized gain (loss)........................................................................       2,075,812
                                                                                                  --------------
Net change in unrealized appreciation (depreciation) on:
  Investments...................................................................................      (1,578,889)
  Written options...............................................................................         116,169
                                                                                                  --------------
Net change in unrealized appreciation (depreciation)............................................      (1,462,720)
                                                                                                  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).........................................................         613,092
                                                                                                  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................................  $    1,995,271
                                                                                                  ==============



Page 16                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         SIX MONTHS
                                                                                            ENDED           YEAR
                                                                                          5/31/2015         ENDED
                                                                                         (UNAUDITED)     11/30/2014
                                                                                        -------------   -------------
OPERATIONS:
Net investment income (loss).........................................................   $   1,382,179   $   2,617,161
Net realized gain (loss).............................................................       2,075,812      11,026,076
Net change in unrealized appreciation (depreciation).................................      (1,462,720)     (4,393,725)
Net increase from payment by the sub-advisor ........................................              --           3,729
                                                                                        -------------   -------------
Net increase (decrease) in net assets resulting from operations......................       1,995,271       9,253,241
                                                                                        -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................................................      (2,808,236)     (5,451,281)
                                                                                        -------------   -------------
Total distributions to shareholders..................................................      (2,808,236)     (5,451,281)
                                                                                        -------------   -------------
Total increase (decrease) in net assets..............................................        (812,965)      3,801,960

NET ASSETS:
Beginning of period..................................................................      84,198,091      80,396,131
                                                                                        -------------   -------------
End of period........................................................................   $  83,385,126   $  84,198,091
                                                                                        =============   =============
Accumulated net investment income (loss) at end of period............................   $  (1,487,526)  $     (61,469)
                                                                                        =============   =============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at end of period.......................................................       8,259,517       8,259,517
                                                                                        =============   =============


                        See Notes to Financial Statements                Page 17

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2015 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations........     $   1,995,271
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments............................................       (31,600,588)
   Sales, maturities and paydowns of investments.......................        39,487,345
   Proceeds from written options.......................................         1,687,200
   Amount paid to close written options................................        (1,022,763)
   Return of capital received from investment in MLPs..................           272,376
   Net amortization/accretion of premiums/discounts on investments.....           (11,122)
   Net realized gain/loss on investments and written options...........        (2,075,812)
   Net change in unrealized appreciation/depreciation on investments
     and written options...............................................         1,462,720
CHANGES IN ASSETS AND LIABILITIES:
   Increase in interest receivable.....................................           (14,669)
   Decrease in dividends receivable....................................           188,444
   Increase in prepaid expenses........................................           (13,565)
   Decrease in due to broker...........................................        (6,239,007)
   Increase in interest and fees on loan payable.......................             3,207
   Increase in investment advisory fees payable........................             2,002
   Decrease in audit and tax fees payable..............................           (23,495)
   Increase in legal fees payable......................................             1,143
   Decrease in printing fees payable...................................            (3,538)
   Decrease in administrative fees payable.............................           (13,337)
   Decrease in custodian fees payable..................................              (742)
   Increase in transfer agent fees payable.............................               359
   Increase in Trustees' fees and expenses payable.....................                48
   Decrease in other liabilities.......................................            (1,864)
                                                                            -------------
CASH PROVIDED BY OPERATING ACTIVITIES..................................                               $   4,079,613
                                                                                                      -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders from net investment income.....        (2,808,236)
   Proceeds from borrowing.............................................           500,000
   Repayment of borrowing..............................................        (1,500,000)
                                                                            -------------
CASH USED IN FINANCING ACTIVITIES......................................                                  (3,808,236)
                                                                                                      -------------
Increase in cash.......................................................                                     271,377
Cash at beginning of period............................................                                   1,530,720
                                                                                                      -------------
CASH AT END OF PERIOD..................................................                               $   1,802,097
                                                                                                      =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees......................                               $      96,508
                                                                                                      =============


Page 18               See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS
                                               ENDED           YEAR            YEAR          YEAR         YEAR          YEAR
                                             5/31/2015        ENDED           ENDED         ENDED        ENDED         ENDED
                                            (UNAUDITED)   11/30/2014 (a)  11/30/2013 (b)  11/30/2012   11/30/2011    11/30/2010
                                            ------------  --------------  --------------  ----------   ----------    ----------
Net asset value, beginning of period.....     $  10.19       $   9.73        $   8.63      $   9.20     $   9.93      $  10.48
                                              --------       --------        --------      --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............         0.17           0.32            0.20          0.51         0.84 (c)      1.15 (c)
Net realized and unrealized gain (loss)..         0.08           0.80            1.53         (0.36)       (0.56)        (0.45)
                                              --------       --------        --------      --------     --------      --------
Total from investment operations.........         0.25           1.12            1.73          0.15         0.28          0.70
                                              --------       --------        --------      --------     --------      --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................        (0.34)         (0.66)          (0.33)        (0.51)       (0.78)        (1.21)
Return of capital........................           --             --           (0.30)        (0.21)       (0.24)        (0.21)
                                              --------       --------        --------      --------     --------      --------
Total distributions to Common
   Shareholders..........................        (0.34)         (0.66)          (0.63)        (0.72)       (1.02)        (1.42)
                                              --------       --------        --------      --------     --------      --------
Premiums from shares sold in Common Share
   offering..............................           --             --              --            --         0.01          0.17
                                              --------       --------        --------      --------     --------      --------
Net asset value, end of period...........     $  10.10       $  10.19        $   9.73      $   8.63     $   9.20      $   9.93
                                              ========       ========        ========      ========     ========      ========
Market value, end of period..............     $   8.74       $   9.19        $   8.55      $   7.69     $   8.41      $  10.47
                                              ========       ========        ========      ========     ========      ========
TOTAL RETURN BASED ON NET ASSET
   VALUE (d).............................         2.92%         12.81% (e)      21.52%         2.24% (f)    2.81%         7.59%
                                              ========       ========        ========      ========     ========      ========
TOTAL RETURN BASED ON MARKET
   VALUE (d).............................        (1.15)%        15.78%          19.84%        (0.34)%     (10.96)%       (1.56)%
                                              ========       ========        ========      ========     ========      ========
-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....     $ 83,385       $ 84,198        $ 80,396      $ 71,261     $ 75,980      $ 80,302
Ratio of total expenses to average net
   assets................................         1.87% (g)      1.91%           1.52%         1.48%        1.60%         1.66%
Ratio of total expenses to average net
   assets excluding interest expense.....         1.63% (g)      1.67%           1.50%         1.48%        1.60%         1.66%
Ratio of net investment income (loss) to
   average net assets....................         3.34% (g)      3.17%           2.18%         5.60%        8.42%        11.34%
Portfolio turnover rate..................           29%           112%            184%          790%       1,297%        1,516%
INDEBTEDNESS:
Total loan outstanding (in 000's)........     $ 22,500       $ 23,500        $ 18,000           N/A          N/A           N/A
Asset coverage per $1,000 of
   indebtedness (h)......................     $  4,706       $  4,583        $  5,466           N/A          N/A           N/A

-----------------------------


(a) On February 21, 2014, the Fund's Board of Trustees approved an interim and new sub-advisory agreement with Chartwell Investment Partners, Inc., which became the Fund's Sub-Advisor on March 5, 2014, under the interim sub-advisory agreement. On July 2, 2014, the shareholders voted to approve the new sub-advisory agreement.

(b) On June 9, 2013, the Fund's Board of Trustees approved an interim and new sub-advisory agreement with Chartwell Investment Partners, L.P., which became the Fund's Sub-Advisor on July 1, 2013, under the interim sub-advisory agreement. On September 16, 2013, the shareholders voted to approve the new sub-advisory agreement.

(c)   Based on average shares outstanding.

(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(e) The Fund received reimbursements from the Sub-Advisor in the amount of $3,729. The reimbursements from the Sub-Advisor represent less than $0.01 per share and had no effect on the Fund's total return.

(f) The Fund received a reimbursement from the former Sub-Advisor in the amount of $12,651. The reimbursement from the former Sub-Advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(g)   Annualized.

(h) Calculated by taking the Fund's total assets less the Fund's liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.


                        See Notes to Financial Statements                Page 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2015 (UNAUDITED)


                                1. ORGANIZATION

First Trust Dividend and Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 14, 2007 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAV on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing at least 80% of its Managed Assets (as defined below) in a diversified portfolio of dividend paying, multi-cap equity securities that Chartwell Investment Partners, Inc. ("Sub-Advisor" or "Chartwell") believes offer the potential for attractive income and/or capital appreciation, and debt securities and senior, secured floating rate loans ("Senior Loans")(1) that First Trust Advisors L.P. ("First Trust" or the "Advisor") believes offer the potential for attractive income and/or capital appreciation. The Fund's portfolio consists of two components: (1) the "Equity Component," which consists primarily of equity securities of both U.S. and non-U.S. issuers of any market capitalization that are readily traded on a registered U.S. national securities exchange ("Equity Securities"); and (2) the "Senior Loan/High Yield Debt Component." Chartwell manages the Equity Component of the Fund's portfolio and First Trust manages the Senior Loan/High Yield Debt Component of the Fund's portfolio. The Equity Securities in which the Fund may invest will include common stocks, preferred securities, convertible securities, American Depositary Receipts, including American Depositary Shares, European Depositary Receipts, Global Depositary Receipts and warrants, all of which will generally trade on a registered U.S. national securities exchange. In addition, Equity Securities will also include (including for purposes of the 80% test set forth above) investments in Real Estate Investment Trusts ("REITs"), Master Limited Partnerships ("MLPs") and investment companies, including exchange-traded funds and business development companies. The Senior Loan/High Yield Debt Component will primarily consist of (i) Senior Loans and (ii) debt securities that are rated below investment grade (i.e., "junk bonds") or unrated at the time of purchase and deemed to be of comparable credit quality. The Fund may invest up to 25% of its Managed Assets in U.S. dollar-denominated Equity Securities of non-U.S. issuers. On an ongoing and consistent basis, the Fund expects to write (sell) covered call options on equity indices and/or Equity Securities with strike prices and expiration dates that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objectives. Managed Assets are defined as the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust, in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

Common stocks, MLPs and other securities listed on any national or foreign exchange (excluding the NASDAQ Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

-----------------------------
(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2015 (UNAUDITED)


Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the Fund might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;
      2)    ADR trading of similar securities;
      3)    closed-end fund trading of similar securities;
      4)    foreign currency exchange activity;
      5) the trading prices of financial products that are tied to baskets of foreign securities;
      6)    factors relating to the event that precipitated the pricing problem;
      7)    whether the event is likely to recur; and
      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees (see above). For certain foreign equity securities, a third party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2015 (UNAUDITED)


The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

      1)    the fundamental business data relating to the issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of the security;
      4)    the financial statements of the borrower;
      5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
      10) the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's management;
      11) the prospects for the borrower's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
      12)   borrower's competitive position within the industry;
      13) borrower's ability to access additional liquidity through public and/or private markets; and
      14)   other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of May 31, 2015, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS

The goal of the option overlay strategy is to generate additional income from option premiums in an attempt to enhance the distributions payable to shareholders and reduce overall portfolio volatility. The Fund generally will write "at-the-money" or "out-of-the-money" call options on stock indices and single stocks. The option strategy is managed by Chartwell. The Fund will not write (sell) "naked" or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2015 (UNAUDITED)


Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If a single stock option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. Index options, if exercised, are settled in cash and therefore the Fund never has to deliver any physical securities. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written
(sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) on written options" on the Statement of Operations.

Single stock options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premium and discounts are amortized over the expected life of each respective borrowing.

The Fund may hold the securities of REITs. Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT's fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

For the six months ended May 31, 2015, distributions of $272,376 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

D. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have any unfunded delayed draw loan commitments as of May 31, 2015.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Level dividend distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2015 (UNAUDITED)


The tax character of distributions paid during the fiscal year ended November 30, 2014 was as follows:

Distributions paid from:
Ordinary income...................................  $   5,451,281
Capital gain......................................             --
Return of capital.................................             --

As of November 30, 2014 the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.....................  $          --
Undistributed capital gains.......................             --
                                                    -------------
Total undistributed earnings......................             --
Accumulated capital and other losses..............    (56,350,185)
Net unrealized appreciation (depreciation)........      1,484,881
                                                    -------------
Total accumulated earnings (losses)...............    (54,865,304)
Other.............................................        (26,242)
Paid-in capital...................................    139,089,637
                                                    -------------
Net assets........................................  $  84,198,091
                                                    =============

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, maybe carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. During the taxable year ended November 30, 2014, the Fund utilized pre-enactment capital loss carryforwards in the amount of $10,936,085 for federal income tax purposes. At November 30, 2014, the Fund had pre-enactment capital losses for federal income tax purposes of $56,350,185 expiring as follows and no non-expiring net capital losses:

         EXPIRATION DATE             AMOUNT
         November 30, 2016      $32,114,808
         November 30, 2017       17,263,318
         November 30, 2018        5,877,626
         November 30, 2019        1,094,433

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2011, 2012, 2013 and 2014 remain open to federal and state audit. As of May 31, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES

The Fund will pay all expenses directly related to its operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Chartwell serves as the Fund's Sub-Advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets allocated to the Sub-Advisor that is paid by First Trust out of its investment advisory fee.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2015 (UNAUDITED)


During the year ended November 30, 2014, the Fund received reimbursements from the Sub-Advisor of $3,729 in connection with trade errors.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any Sub-Advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the six months ended May 31, 2015 were $30,448,370 and $32,529,986, respectively.

                          5. DERIVATIVES TRANSACTIONS

Written option activity for the Fund was as follows:


                                               NUMBER
                                                 OF
WRITTEN OPTIONS                              CONTRACTS        PREMIUMS
--------------------------------------------------------------------------------
Options outstanding at November 30, 2014...         870      $   148,775
Options Written............................      12,670        1,687,200
Options Expired............................      (5,913)        (419,353)
Options Exercised..........................      (2,237)        (129,274)
Options Closed.............................      (3,015)      (1,087,631)
                                             ----------      -----------
Options outstanding at May 31, 2015........       2,375      $   199,717
                                             ==========      ===========

The following table presents the type of derivative held by the Fund at May 31, 2015, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                               ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                   -----------------------------------------  ------------------------------------------
DERIVATIVE                         STATEMENT OF ASSETS AND                    STATEMENT OF ASSETS AND
INSTRUMENT       RISK EXPOSURE       LIABILITIES LOCATION         VALUE         LIABILITIES LOCATION          VALUE
---------------  --------------    ------------------------   --------------  ------------------------    --------------
Written Options  Equity Risk                  --                    --        Options written, at value   $    123,348

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended May 31, 2015, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
-------------------------------------------------------------------------------
EQUITY RISK EXPOSURE
Net realized gain (loss) on written options                         $   613,495
Net change in unrealized appreciation (depreciation) on
   written options                                                      116,169

The Fund does not have the right to offset financial assets and financial liabilities related to option contracts on the Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2015 (UNAUDITED)


                                 6. BORROWINGS

The Fund previously entered into a committed facility agreement with Bank of America Merrill Lynch that had a maximum commitment amount of $25,000,000. The borrowing rate under the facility was equal to the 1-month LIBOR plus 70 basis points. In addition, under the facility, the Fund paid a commitment fee of 0.25% on the undrawn amount of such facility on any day that the loan balance was less than 20% of the total commitment amount. The line of credit terminated on December 18, 2014. Effective December 18, 2014, the Fund entered into a credit agreement with Pershing LLC that has a maximum commitment amount of $27,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 70 basis points. The average amount outstanding for the six months ended May 31, 2015, was $23,087,912, with a weighted average interest rate of 0.87%. As of May 31, 2015, the Fund had outstanding borrowings of $22,500,000 under this committed facility agreement. The high and low annual interest rates for the six months ended May 31, 2015, were 0.89% and 0.82%, respectively. The interest rate at May 31, 2015, was 0.89%.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On July 9, 2015, the Fund declared a distribution of $0.17 per share to Common Shareholders of record on July 24, 2015, payable July 31, 2015.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2015 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

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ADDITIONAL INFORMATION (CONTINUED)
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                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2015 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund was held on April 20, 2015 (the "Annual Meeting"). At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust Dividend and Income Fund as Class II Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2018. The number of votes cast in favor of Mr. Erickson was 7,529,555, the number of votes against was 129,542 and the number of broker non-votes was 600,420. The number of votes cast in favor of Mr. Kadlec was 7,530,393, the number of votes against was 128,704 and the number of broker non-votes was 600,420. James A. Bowen, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

OPTION RISK: The Fund may write (sell) covered call options on all or a portion of the equity securities held in the Fund's portfolio as determined to be appropriate by the Fund's Sub-Advisor, consistent with the Fund's investment objective. The ability to successfully implement the Fund's investment strategy depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2015 (UNAUDITED)


LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

CREDIT RISK: The Senior Loans in which the Fund invests are also subject to credit risk. Credit risk is the risk of nonpayment of scheduled contractual repayments whether interest and/or principal payments or payments for services. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security or contractual counterparty experiences a decline in its financial status.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

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


FIRST TRUST


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Chartwell Investment Partners, Inc.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Dividend and Income Fund
                 ----------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 15, 2015
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 15, 2015
     -----------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: July 15, 2015
     -----------------

* Print the name and title of each signing officer under his or her signature.